Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of E-Qure Corp. (the “Company”) on Form 10-Q/A for the period ended September 30, 2018 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ohad Goren , CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ohad Goren
Ohad Goren
CEO

Dated: January 3, 2019

A signed original of this written statement required by Section 906 has been provided to E-Qure Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.